SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)          January 30, 2002
                                                 -------------------------------



                            RELM WIRELESS CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



                  000-07336                          59-3486297
                  ---------                          ----------
           (Commission File Number)       (IRS Employer Identification No.)

                 7100 Technology Drive, West Melbourne, FL 32904
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code           (321) 984-1414
                                                   -----------------------------



                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

On January 16, 2002, RELM Wireless Corporation issued a press release announcing its results for the three and twelve months ended December 31, 2001 which is filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS

      EXHIBIT
      NUMBER              DESCRIPTION
      ------              -----------
       99.1          Press Release dated January 16, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                RELM WIRELESS CORPORATION



                                By:     /s/Willliam P. Kelly
                                   -------------------------
                                      William P. Kelly, Vice President - Finance
Dated:  January 30, 2002                  and Chief Financial Officer